Exhibit 10.10.11

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 230.406

TENTH AMENDMENT TO THE CAPACITY PURCHASE AGREEMENT

This Tenth Amendment (this “Amendment”) is entered into this 3rd day of May 2017, by and among United Airlines, Inc., a Delaware corporation (“United”), Mesa Airlines, Inc., a Nevada corporation (“Contractor”) and Mesa Air Group, Inc., a Nevada Corporation (“Parent”) and is effective as of January 01, 2017.

WHEREAS, United, Contractor and Parent are parties to that certain Capacity Purchase Agreement, dated as of August 29, 2013 (as previously amended by the parties thereto, the “Agreement”) (Capitalized terms not otherwise defined herein will have the same meanings as those contained in the Agreement.);

WHEREAS, the parties wish to amend the Agreement to address the circumstances and terms related to Section 3.6(b) (iii),Section 4.20, and Schedule 2, Table 1 and Table 1A.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

1.	Capitalized terms not otherwise defined herein will have the meanings ascribed to them under the Agreement.

2.	Article III is hereby amended to add a new subsection 3.6(b)(iii) (A) (17) “Mexico Regulatory Rendered Services for on-call maintenance services under any maintenance agreement”

2.	Section 4.20 (a) is deleted in its entirety and replaced with the following;

(a) Early Brake Provision.

For all Scheduled Flight departures of Covered Aircraft operated by Contractor under this Agreement, no more than [***] will be permitted to elapse between the brake release and the call to push (any such period, regardless of whether such period is greater or less than [***] in length, a “EBR Period” and such [***] timeframe, the “EBR Goal”). United, or its representatives, will periodically measure (with a minimum sample of thirty (30) measurements) Contractor’s EBR Periods and will provide reports detailing the observed EBR Periods; provided that the process of conducting such measurement may be altered at any time and from time to time by United in its sole discretion. If, in any given calendar month, Contractor’s average observed EBR Period for Scheduled Flight departures is greater than the EBR Goal, United shall provide Contractor with written notice that Contractor has not met the EBR Goal, following which Contractor shall have a thirty (30) day period (such thirty (30) day period, the “ERR Cure Period”) during which to reduce its average EBR Period to an observed average EBR Period less than or equivalent to the EBR Goal. If Contractor has not reduced its average EBR Period to an observed average EBR Period that is less than or equivalent to the EBR Goal as of the end of the EBR Cure Period, then Contractor shall owe a payment (the “EBR Payment”) to United equal to the product of (x) the excess of the observed average EBR Period during the EBR Cure Period over [***], multiplied by (y) the number of completed Contractor’s Scheduled Flight departures of Covered Aircraft during such EBR Cure Period, multiplied by (z) one-sixtieth of the block hour rate set forth on Schedule 2A or Schedule 2B, as the case may be. The EBR Payment will be made by Contractor to United as provided in Section 3.6(c)(ii). Contractor’s average EBR Period shall be continuously tested in successive EBR Cure Periods and Contractor shall pay the applicable EBR Payment with respect w each such EBR Cure Period, until Contractor meets the EBR Goal with respect to a EBR Cure Period. For purposes of clarity, an example of the calculation of an observed average EBR Period and a EBR Payment arc provided below.

Example September EBR Performance Observation						Actual Brake Release		Observed Time	Difference between Call and Actual Brake Release
CARR	FLIGHT	DATE	ORIG	DEST	SCHED	EST/ ACT	PLAN E	CALL FOR PUSH	ELAPSED TIME
UA	9999	1-Sep	DEN	CVG	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	1-Sep	ORD	DAY	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	2-Sep	ORD	PWM	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	2-Sep	ORD	MDT	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	2-Sep	ORD	SYR	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	3-Sep	DEN	DTW	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	3-Sep	DEN	DTW	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	5-Sep	DEN	DTW	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	5-Sep	DEN	STL	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	5-Sep	DEN	STL	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	6-Sep	DEN	SAT	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	6-Sep	DEN	MCI	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	6-Sep	DEN	DTW	[***]	[***]	N9999 XX	[***]	[***]

Example September EBR Performance Observation						Actual Brake Release		Observed Time	Difference between Call and Actual Brake Release
CARR	FLIGHT	DATE	ORIG	DEST	SCHED	EST/ ACT	PLAN E	CALL FOR PUSH	ELAPSED TIME
UA	9999	7-Sep	ORD	GSO	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	7-Sep	ORD	DAY	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	8-Sep	DEN	SAT	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	8-Sep	ORD	MDT	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	9-Sep	ORD	PWM	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	12-Sep	DEN	STL	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	13-Sep	ORD	DTW	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	14-Sep	ORD	DTW	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	18-Sep	ORD	DAY	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	18-Sep	ORD	DTW	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	23-Sep	DEN	DTW	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	23-Sep	ORD	MDT	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	29-Sep	DEN	DTW	[***]	[***]	N9999 XX`	[***]	[***]
UA	9999	29-Sep	ORD	PVD	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	30-Sep	ORD	GSO	[***]	[***]	N9999 XX	[***]	[***]
UA	9999	30-Sep	DEN	AUS	[***]	[***]	N9999 XX	[***]	[***]

SAMPLE MEASUREMENT (for illustrative purposes only)
Category	Value	Source/Formula
Total Carrier Departures in September	[***]	From flight statistics
Total Observations Completed	[***]	See table above
Total Observed Flights with EBR > [***]	[***]	See table above
Fraction of Observations with EBR > [***]	[***]	= Total Observed Flights with EBR > [***]/ Total Observations Completed
Total EBR Departures	[***]	= Total Carrier Departures in September x Fraction of Observations with EBR > [***]
Average EBR Period	[***]	Simple average calculated from table above
Rate Block Minute	[***]	= (Block hour rate on Schedule 2B)/60
EBR Payment Due United	[***]	= Total EBR Departures x (Average EBR Period — EBR Goal) x (Rate Block Minute)

3.	Section 4.20 (b)(ii)(B) is deleted in its entirety and replaced with the following;

“The time period goal for Modified EBR Periods (the “Modified EBR Coal”) shall be [***].

4.	Table 1 and Table 1A of Schedule 2A are deleted in their entirety and replaced with the revised Table 1 and Table 1A of Schedule 2A attached hereto.

5.

Exhibit A is amended by the addition of the following new definition; “Mexico Regulatory Rendered Services” means 24 hour on call service personnel required for the performance of maintenance activities in Mexico in accordance (i) with local law or regulation and (ii) Contractors maintenance agreements.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed in duplicate (each of which duplicates are deemed to be an original) by their duly authorized representatives as of the date first set forth above.

UNITED AIRLINES, INC.

By:

Name: Brad Rich

Title: Senior Vice President United Express

MESA AIR GROUP, INC.

By:

Name:

Title:

MESA AIRLINES, INC.

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed in duplicate (each of which duplicates are deemed to be an original) by their duly authorized representatives as of the date first set forth above.

UNITED AIRLINES, INC.

By:

Name:

Title:

MESA AIR GROUP, INC.

By:

Name:

Title:

MESA AIRLINES, INC.

By:

Name:

Title:

Schedule 2A

E175 Covered Aircraft Compensation for Carrier Controlled Costs

The following Table 1 shall apply per corresponding year to United Owned E175 Covered Aircraft flown under this Agreement when Contractor’s ORD United Express flying represents [***] or more of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft, and shall become effective at the Actual In-Service Date for each such United Owned E175 Covered Aircraft; provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Table 1 – United Owned E175 Covered (ORD > 50%)

Year		Category
	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
per passenger
2014	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]
Dec 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]
Jan 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]

Year		Category
	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
per passenger
June 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

(1)

The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement, specifically including: (i) non-expendable repair/replacement costs, (ii) engine maintenance, (iii) Airframe Heavy Maintenance, (iv) landing gear maintenance, and (iv) APU maintenance.

(2)	Aircraft Numbers 49 through and included 60 will be paid a fixed margin rate of [***]

[***] _per aircraft, per month with no escalation due throughout the term

Effective as of September 20, 2014, the following Table 1A shall apply per corresponding year to United Owned E175 Covered Aircraft flown under this Agreement when Contractor’s ORD United Express flying represents less than [***] of the Contractor’s entire United Express operation for United, including both E175 Covered Aircraft and CRJ Covered Aircraft provided, however, once an aircraft is in service then for the years subsequent to the year in which such aircraft entered service, as identified below, the rates shown for each such subsequent year shall take effect as of June 1 of that year through the term for such aircraft (unless earlier terminated pursuant to the provisions of the Agreement):

Table 1A – United Owned E175 Covered (ORD > [***]

Year		Category
	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
per passenger
Sept 20, 2014	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]
Dec 1, 2015	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]	[***]
Jan 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2019	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2020	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2021	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2022	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2023	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2024	[***]	[***]	[***]	[***]	[***]	[***]

Year		Category
	for each block hour	for each flight hour	for each Scheduled Flight departure	for interrupted trip expense	per aircraft per month	per aircraft per month AD payment pursuant to Section 3.6(b)(iii)(A)(8)
per passenger
June 1, 2025	[***]	[***]	[***]	[***]	[***]	[***]
June 1, 2026	[***]	[***]	[***]	[***]	[***]	[***]

(1)

The rates included in this table do not include costs payable by United as Pass-Through Costs pursuant to Section 3.6(b)(iii)(A) of the Agreement, specifically including: (i) non-expendable repair/replacement costs, (ii) engine maintenance, (iii) Airframe Heavy Maintenance, (iv) landing gear maintenance, and (iv) APU maintenance.

(2)	Aircraft Numbers 49 through and included 60 will be paid a fixed margin rate of [***]

[***] _per aircraft, per month with no escalation due throughout the term